UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2010

GOA SWEET TOURS LTD.

(Exact name of registrant as specified in its charter)

Delaware	7990	98-0632932
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Chuntan Vernekar

President/Treasurer/Secretary

H. no. 889, Ascona, Patem,

Benaulim, Goa, India 403716

Telephone: (011) 91989-055-77-27 Facsimile: (011) 91832-27-89-49

 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 8, 2010, Goa Sweet Tours Ltd.  (the “Registrant” also the “Company”) entered into an Agreement whereby the Registrant acquired 100% of the outstanding capital stock of Goa Excursion Private Limited (the “Excursion”) , a newly incorporated Indian company for US $2,225 (Indian Rupees 100,000). With the acquisition of the Indian corporation, the Registra raise $30,000 in India as per the Registrant’s registration statement. The Registrant will commence its development of its website.

Exhibit 10.1:  Certificate of Incorporation of Goa Excursion Private Limited

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOA SWEET TOURS LTD.

By:	/s/ CHUNTAN VERNEKAR
Chuntan Vernekar
President, Chief Financial Officer and Secretary

Dated: March 10, 2010